SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                            _________________________

                                     FORM 8-K

                                  CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the Securities
                                Exchange Act of 1934

                              _________________________


         Date of Report (date of earliest event reported):  October 15, 2002



                        MID-WISCONSIN FINANCIAL SERVICES, INC.

                (Exact name of registrant as specified in its charter)



      WISCONSIN                      0-18542                   06-1169935
      (State or other            (Commission File              (IRS Employer
      jurisdiction of                Number)                   Identification
      incorporation)                                           Number)


                                  132 WEST STATE STREET
                                     MEDFORD, WI 54451

              (Address of principal executive offices, including Zip Code)

                                      (715) 748-8300
                    Registrant's telephone number, including area code

Item 5. Other Events and Regulation FD Disclosure.

On October 15, 2002, Mid-Wisconsin Financial Services, Inc. reported net earnings of $1,056,000, or $0.62 per share, for the third quarter ended September 30, 2002, as compared to net earnings of $1,043,000, or $0.62 per share, for the third quarter ended September 30, 2001.


Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

          99.1 Press release dated October 15, 2002


Item 9. Regulation FD Disclosure

On October 15, 2002, Mid-Wisconsin Financial Services, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MID-WISCONSIN FINANCIAL
                                         SERVICES, INC.



Date:  October 15, 2002                  By:  GENE C. KNOLL
                                              Gene C. Knoll
                                              President and
                                              Chief Executive Officer

                                  EXHIBIT INDEX
                                       to
                                    FORM 8-K
                                       of
                       MID-WISCONSIN FINANCIAL SERVICES, INC.
                              dated October 15, 2002
                    Pursuant to Section 102(d) of Regulation S-T
                              (17 C.F.R. 232.102(d))




99.1 Press release dated October 15, 2002